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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               September 17, 1999
                                 Date of Report

                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                  0-18034           68-0158367
(State of other jurisdiction      (Commission        (IRS Employer
     of incorporation)             File no.)      Identification No.)

    8415 Explorer Drive
 Colorado Springs, Colorado                             80920
 (Address of principal                                (Zip Code)
   executive offices)


                                 (719) 265-3200
               Registrant's telephone number, including area code



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         (Former name or former address, if changed since last report.)





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   Item 5.  Other Events

     Enterprise's press release issued September 17, 1999, is attached as an exhibit and is incorporated herein by reference.

   Item 7.  Financial Statements and Exhibits


Exhibit No.       Description
-----------       -----------

99.1              Press release issued September 17, 1999



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ENTERPRISE SOFTWARE, INC.



                                           By:  /s/ Richard Schleufer
                                               -------------------------------
                                                Name: Richard Schleufer
                                                Title: Chief Executive Officer

September 17, 1999


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